UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2009

CHINA JO-JO DRUGSTORES, INC.

(Exact name of registrant as specified in Charter)

Nevada _________________________	333-147698 ____________________	98-0557852 _____________________________
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou, Zhejiang Province, P.R. China[Missing Graphic Reference]
(Address of Principal Executive Offices)

+86 (571) 88077078

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

China Jo-Jo Drugstores, Inc. (the “Registrant”) is filing this amendment to its current report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2009 (the “Original Report”), to correct certain typographical error contained in the Forward Looking Statements on the Original Report.

This amendment includes all of the information contained in the Original Report, and we have made no attempt in this amendment to modify or update the disclosures presented in the Original Report, except as identified above. The disclosures in this amendment continue to speak as of the date of the Original Report, and do not reflect events occurring after the filing of the Original Report unless expressly noted otherwise. Accordingly, this amendment should be read in conjunction with our other filings made with the Securities and Exchange Commission subsequent to the filing of the Original Report, including any amendments to those filings. The filing of this amendment shall not be deemed an admission that the Original Report when made included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

Forward Looking Statements

This Form 8-K and other reports filed by China Jo-Jo Drugstores, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 7.01 Regulation FD Disclosure

The presentation materials attached hereto as Exhibit 99.1 are being filed in connection with potential investor presentations by the Registrant.

The information in this current report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

99.1	Presentation materials dated November 18, 2009 (1)
__________

(1)           Filed as an exhibit to current report on Form 8-K filed with the SEC on November 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Jo-Jo Drugstores, Inc.

Date: December 2, 2009	By:	/s/ Lei Liu
Lei Liu
Chief Executive Officer